EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OF BOULDER CREEK EXPLORATIONS, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of Boulder Creek Explorations, Inc., for the quarter ended July 31, 2006, the undersigned, Ryan Gibson, Chief Executive Officer of Boulder Creek Explorations, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Boulder Creek Explorations, Inc.

Date: September 14, 2006

                                       /s/ Ryan Gibson
                                       -----------------------------------------
                                       Ryan Gibson
                                       Chief Executive Officer